UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

IDEAYA Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38915	47-4268251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7000 Shoreline Court, Suite 350

South San Francisco, California 94080
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 443-6209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IDYA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2023, IDEAYA Biosciences, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2023. Only

stockholders of record as of the close of business on April 10, 2023, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 48,390,394 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1. The election of three Class I directors to hold office until the 2026 annual meeting of stockholders or until their respective successors are elected:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Yujiro S. Hata	41,311,283	1,117,424	2,250,384
M. Garret Hampton, Ph.D.	36,443,001	5,985,706	2,250,384
Catherine J. Mackey, Ph.D.	40,989,747	1,438,960	2,250,384

Proposal 2. The ratification of the selection, by the Audit Committee of the Board of Directors of the Company, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023:

Votes For	Votes Against	Abstentions
44,628,878	49,514	999

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Item 8.01 Other Events.

On June 6, 2023, the Company’s Board of Directors (the “Board”) approved, effective as of June 6, 2023, the amendment of the Company’s Non-Employee Director Compensation Program (the “Program”) to increase (i) the number of shares of the Company’s common stock purchasable, upon vesting, under the Initial Stock Option Grant to new directors from 22,000 shares to 32,400 shares and (ii) the number of shares of the Company’s common stock purchasable, upon vesting, under the Annual Stock Option Grant from 11,000 shares to 16,200 shares. The Board approved the amendment of the Program based on the recommendation of the Compensation Committee of the Board and the compensation market data for the Company’s previously approved peer group of companies, as prepared by Aon Radford, the independent compensation consultant to the Compensation Committee.

The foregoing is only a summary description of the amendment of the Program, does not purpose to be complete and is qualified in its entirety by reference to the amended Program, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEAYA BIOSCIENCES, INC.
Date: June 9, 2023	By: /s/ Yujiro Hata Yujiro Hata President and Chief Executive Officer

|||